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                                                                    EXHIBIT 23.3

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use in the Proxy Statement/Prospectus constituting part of this Registration Statement on Form S-4 of Infoseek Corporation of our report dated November 18, 1998 relating to the financial statements of ESPN/Starwave Partners, which appears in such Proxy Statement/Prospectus.

                                          /s/ PricewaterhouseCoopers LLP
                                          -------------------------------------
                                          PricewaterhouseCoopers LLP

Seattle, Washington
December 4, 1998